                                                                                                                                        Exhibit 99.4

DOCUCOM IMAGING SOLUTIONS INC. BUSINESS COMBINATION

On June 21, 2007, the Company purchased 100% of the issued and outstanding capital stock of DocuCom Imaging Solutions Inc., a Canadian corporation (“DocuCom”) for a total purchase price of Cdn$2,761,097 (approximately US$2.58 million).  The DocuCom results of operations have been included in the consolidated financial statements since the date of acquisition.  In addition to adding the DocuCom data and document management solutions capability with its long term Canada-based customer relationships, the acquisition enhanced the Company’s ability to offer high quality, cost-effective service utilizing its near shore delivery model to its US customers.

The purchase price consisted of cash in the amount of Cdn$961,097 (approximately US$910,000), at closing on June 21, 2007.  The purchase agreement also provided that the Company pay the selling shareholders Cdn$900,000 (approximately US$840,000) three months after closing and Cdn$900,000 (approximately US$840,000) nine months after closing.  The Company secured the subsequent payments through a bank-issued irrevocable standby letter of credit in favor of the selling shareholders in the aggregate amount of Cdn$1,800,000 (approximately US$1.68 million).  The letter of credit was securitized by the deposit of $1,948,434 that is shown on the balance sheet as restricted cash as of June 30, 2007.

The following unaudited pro forma financial information presents the combined results of operations of the Company and DocuCom for the year ended December 31, 2006 and for the six months ended June 30, 2007 as if the acquisition had occurred on January 1, 2006 and January 1, 2007, respectively.

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2006
(Unaudited)
	BPO Management Services, Inc.	DocuCom	Pro forma Adjustments	Pro forma BPO Management Services, Inc.
ASSETS
Current assets:
Cash and cash equivalents	$706,197	$-	$-	$706,197
Accounts receivable	743,114	1,628,013	-	2,371,127
Inventory consisting of finished goods	37,960	174,428	-	212,388
Income taxes receivable	250,000	-	-	250,000
Prepaid expenses and other current assets	123,165	42,964	-	166,129
Total current assets	1,860,436	1,845,405	-	3,705,841

Equipment	509,929	284,359	-	794,288
Goodwill	4,009,223		3,592,996	7,602,219
Intangible assets	1,114,698	-	-	1,114,698
Other Assets	146,723	-	-	146,723
	$7,641,009	$2,129,764	$3,592,996	$13,363,769
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Current portion of long-term debt	$322,778	$-	$-	$322,778
Current portion of capital lease obligations	170,976	-	-	170,976
Bank overdraft	-	210,241	-	210,241
Accounts payable	1,381,243	1,275,150	-	2,656,393
Accrued expenses	725,935	-		725,935
Purchase price payable-short term	977,473		1,691,820	2,669,293
Income taxes payable	-	-	-	-
Deferred revenues	334,672	486,526	-	821,198
Related party notes payable	516,157	-	-	516,157
Severence obligations payable	543,291	-	-	543,291
Other current liabilities	25,491	-	-	25,491
Total current liabilities	4,998,016	1,971,917	1,691,820	8,661,753

Long-term debt, net of current portion	39,475	-	-	39,475
Capital lease obligations, net of current portion	10,328	-	-	10,328
Purchase price payable-long term	179,579	-	-	179,579
Other long-term liabilities	33,115	-	-	33,115
Total liabilities	5,260,513	1,971,917	1,691,820	8,924,250

Stockholders equity:
Capital stock	125,594	-	-	125,594
Additional paid-in capital	6,462,928	157,847	1,901,176	8,521,951
Accumulated deficit	(4,100,706)	-	-	(4,100,706)
Accumulated other comprehensive loss, foreign currency	(107,320)	-	-	(107,320)
Total stockholders ' equity	2,380,496	157,847	1,901,176	4,439,519
	$7,641,009	$2,129,764	$3,592,996	$13,363,769

Pro forma adjustments: The adjustments reflect the booking of goodwill which resulted from the difference between net assets and net liabilities acquired with an entry for the purchase price payable and a corresponding entry to equity. All intercompany balances have been eliminated.

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2006
(Unaudited)

	BPO MANAGEMENT SERVICES, INC.	DOCUCOM	PRO FORMA ADJUSTMENTS	PRO FORMA BPO MANAGEMENT SERVICES, INC.
Revenues
Enterprise content management	$2,713,769	$11,634,588	$-	$14,348,357
IT outsourcing services	1,833,052	-	-	1,833,052
Human resource outsourcing servicing	164,318	-	-	164,318
Total revenues	4,711,139	11,634,588	-	16,345,727

Operating expenses:
Cost of services provided	1,523,983	8,903,490	-	10,427,473
Selling, general and administrative	5,737,335	2,985,981	-	8,723,316
Research and development	19,491	-	-	19,491
Change in estimated severance liability	(223,726)	-	-	(223,726)
Share-based compensation	598,031	-	-	598,031
Total operating expenses	7,655,114	11,889,471	-	19,544,585
Loss from operations	(2,943,975)	(254,884)	-	(3,198,859)

Interest expense (income)
Related parties	-	-	-	-
Amortization of related party debt discount	-	-	-	-
Other (net)	366,943	-	-	366,943
Other Expense (Income)	(10,732)	-	-	(10,732)
Total interest and other expense	356,211	-	-	356,211

Net loss	$(3,300,186)	$(254,884)	$-	$(3,555,070)

Basic and diluted net loss per share	$(0.39)	$(0.03)	$-	$(0.42)

Basic and diluted weighted average common	8,496,119	8,496,119		8,496,119

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
FOR THE SIX MONTHS ENDED JUNE 30, 2007
(Unaudited)

	BPO Management Services, Inc.	DocuCom	Pro forma Adjustments	Pro forma BPO Management Services, Inc.
ASSETS
Current assets:
Cash and cash equivalents	$5,040,293	$225,751	$-	$5,266,044
Restricted cash	1,948,434	-	-	1,948,434
Accounts receivable	1,377,637	1,538,624	-	2,916,262
Inventory consisting of finished goods	35,426	123,016	-	158,442
Prepaid expenses and other current assets	140,719	48,996	-	189,715
Total current assets	8,542,510	1,936,387	-	10,478,897

Equipment	774,940	176,870	-	951,810
Goodwill	6,110,287	-	3,592,996	9,703,283
Intangible assets	1,010,030	-	-	1,010,030
Other Assets	90,027	7,662	-	97,689
	$16,527,792	$2,120,920	$3,592,996	$22,241,708

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Current portion of long-term debt	$277,545	$-	$-	$277,546
Current portion of capital lease obligations	92,955	-	-	92,955
Accounts payable	1,561,155	1,431,514	-	2,992,667
Accrued expenses	1,005,785	-	-	1,005,785
Accrued interest-related party	62,384	-	-	62,384
Accrued dividend payable-related party	75,186	-	-	75,186
Amount due former shareholders of acquired companies	194,481	-	1,691,820	1,886,301
Income taxes payable	-	229,506	-	229,506
Deferred revenues	786,511	142,455	-	928,966
Related party notes payable	1,200,000	-	-	1,200,000
Severence obligations payable	480,015	-	-	480,015
Total current liabilities	5,736,016	1,803,475	1,691,820	9,231,311

Long-term debt, net of current portion	30,225	-	-	30,225
Capital lease obligations, net of current portion	402,345	-	-	402,345
Total liabilities	6,168,586	1,803,475	1,691,820	9,663,881

Stockholders equity:
Capital stock	144,666	-	-	144,666
Additional paid-in capital	16,685,837	998,219	1,901,176	19,585,232
Accumulated deficit	(6,073,419)	(680,774)	-	(6,754,193)
Accumulated other comprehensive loss, foreign currency	(397,877)	-	-	(397,877)
Total stockholders ' equity	10,359,207	317,445	1,901,176	12,577,827
	$16,527,792	$2,120,920	$3,592,996	$22,241,708

Pro forma adjustments: The adjustments reflect the booking of goodwill which resulted from the difference between net assets and net liabilities acquired with an entry for the purchase price payable and a corresponding entry to equity. All intercompany balances have been eliminated.

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2007
(Unaudited)

	BPO MANAGEMENT SERVICES, INC.	DOCUCOM	PRO FORMA ADJUSTMENTS	PRO FORMA BPO MANAGEMENT SERVICES, INC.
Revenues:
Enterprise content management	$2,056,879	$6,492,596	$-	$8,549,474
IT outsourcing services	1,980,913	-	-	1,980,913
Human resource outsourcing servicing	13,817	-	-	13,817
Total revenues	4,051,609	6,492,596	-	10,544,204

Operating expenses:
Cost of services provided	1,639,425	4,750,547	-	6,389,972
Selling, general and administrative	4,113,874	1,915,305	-	6,029,179
Research and development	93,366	-	-	93,366
Share-based compensation	146,743	-	-	146,743
Total operating expenses	5,993,408	6,665,852	-	12,659,260
Loss from operations	(1,941,799)	(173,257)	-	(2,115,056)

Interest expense (income)
Related parties	62,597	-	-	62,597
Amortization of related party debt discount	594,029	-	-	594,029
Other (net)	87,345	-	-	87,345
Other Expense	14	-	-	14
Total interest and other expense	743,985	-	-	743,985

Net loss	$(2,685,784)	$(173,257)	$-	$(2,859,041)

Basic and diluted net loss per share	$(0.31)	$(0.02)		$(0.33)

Basic and diluted weighted average common	8,623,630	8,623,630		8,623,630